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Strategist World Technologies Fund
1999 annual report

From the portfolio manager

The past 12 months was an exciting period for the U.S. stock market, especially technology-related issues. Reflecting the extremely positive environment, Strategist World Technologies Fund generated a gain of 107.59% during its fiscal year - November 1998 through October 1999. (This compares with a gain of 25.68% for the Standard & Poor's 500, an unmanaged index of stocks commonly used to measure the performance of the U.S. stock market as a whole.)

The period began with the stock market trying to shake off the negative spill-over effects of financial crises in several foreign economies. But, supported by declining interest rates, ongoing economic strength, low inflation and generally good corporate earnings, the market quickly started moving forward. The advance soon turned into a roaring rally that, with only a relatively brief interruption in late winter, continued until mid-summer.

By that time, long-term interest rates had crept higher, causing concern among investors about the outlook for inflation. The market responded with a moderate retreat that lasted until mid-October, at which point it regained positive momentum and finished the period with a sharp upturn.

Internet stocks soar

The driving force behind the market's strong overall performance was technology-related stocks, especially those tied to the growth of the Internet. It was not uncommon to find a number of such stocks that doubled or tripled in value. The Fund took good advantage of that opportunity by concentrating the bulk of its investments in technology and telecommunications stocks and maintaining the greatest emphasis on Internet-related issues. Among the best performers for the Fund during the 12 months were JDS Uniphase, Network
Appliance, America Online, Verisign, Univision, Amazon.com and Cisco Systems. All told, the Fund held about 70 stocks in its portfolio, the great majority of them based in the U.S.

While it would be very unusual to see a repeat of the past 12 months' performance in the new fiscal year, I think the outlook for technology-related stocks remains positive. They continue to generate the highest overall earnings growth in the American economy and, despite considerable volatility, I believe they still offer substantial potential for long-term appreciation. Therefore, I expect to continue to make them the main focus of the Fund in the year ahead.

Louis Giglio

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The Fund's Long-term Performance

How $10,000 has grown in Strategist World Technologies Fund

                                           X  Lipper Science & Technology
                                              Fund Index

                                              X  $22,154
                                              Strategist World Technologies Fund
$20,000


                                           X  S&P 500 Index
$10,000


12/1/96        10/97        10/98        10/99

Average annual total return (as of Oct. 31, 1999)

                                             1 year       Since inception*

                                             +107.59%         +31.31%

*Inception date was Nov. 13, 1996.

Assumes: Holding period from 12/1/96 to 10/31/99. *Returns do not reflect taxes payable on distributions. *Reinvestment of all income and capital gain distributions for the Fund has a value of $0. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see how the Fund's total return compared to two widely cited performance indexes, the Standard & Poor's 500 Stock Index
(S&P 500) and the Lipper Science & Technology Funds Index. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Standard & Poor's 500 Stock Index (S&P 500), an unmanaged list of common stocks, is frequently used as a general measure of market performance. However, the S&P 500 companies are generally larger than those in which the Fund invests.
The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Lipper Science & Technology Funds Index, published by Lipper Analytical Services, Inc., includes 10 funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

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The  financial   statements   contained  in   Post-Effective   Amendment  #8  to
Registration Statement No. 33-63951 filed on or about December 27, 1999, are incorporated herein by reference.

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STATEMENT OF DIFFERENCES

Difference                                       Description

1)   The layout is different                     1)  Some of the layout in the
     throughout the annual report.                   annual report to
                                                     shareholders is in two
                                                     columns.

2)   There are pictures, icons                   2)  Each picture, icon and
     and graphs throughout the                       graph is described in
     annual report.                                  parentheses.